EXHIBIT 4.08

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 7, 2003, is entered into by and among:

(1) FLEXTRONICS INTERNATIONAL LTD., a Singapore corporation (“Borrower”);

(2) Each of the financial institutions listed in Part A of Schedule I to the Credit Agreement under the heading “Facility B Commitment” referred to in Recital A below as amended by this Amendment (such financial institutions to be referred to herein collectively as the “Facility B Lenders”); and

(3) ABN AMRO BANK N.V. (“ABN AMRO”), as agent for the Lenders (in such capacity, “Agent”).

RECITALS

     A.     Borrower, the financial institutions currently listed in Part A of Schedule I to the Credit Agreement, including the financial institutions currently listed in Part A of Schedule I to the Credit Agreement under the heading “Facility B Commitment” referred to in this Recital A (such financial institutions listed under the heading “Facility B Commitment” to be referred to herein collectively as the “Existing Facility B Lenders”) and Agent are parties to that certain Credit Agreement, dated as of March 8, 2002 (the “Credit Agreement”). Pursuant to the Credit Agreement, the Existing Facility B Lenders have agreed to provide to Borrower a 364 day revolving credit facility with a total commitment of $133,333,333.33 (the “Total Facility B Commitment”), of which $0 is outstanding in the form of Facility B Loans as of March 7, 2003 (such outstanding Facility B Loans, collectively, the “Outstanding Facility B Loans”). Pursuant to the Credit Agreement, the Total Facility B Commitment is currently set to expire on March 7, 2003 (such date as defined in the Credit Agreement, the “Facility B Maturity Date”).

     B.     In order to facilitate the extension of the Facility B Maturity Date to March 5, 2004 and an increase of the Total Facility B Commitment to $173,333,333.33, Borrower has requested that (i) the Existing Facility B Lenders amend the Credit Agreement to extend the Facility B Maturity Date, increase the Total Facility B Commitment and to make certain other changes, and (ii) each of Erste Bank der oesterreichischen Sparkassen AG, Key Corporate Capital, Inc. and Royal Bank of Canada become parties to the Credit Agreement as amended by this Amendment as Facility B Lenders (collectively, the “New Facility B Lenders”) with Facility B Commitments in the amounts described in this Amendment.

     C.     (i) The Existing Facility B Lenders are willing to amend the Credit Agreement to extend the Facility B Maturity Date, increase the Total Facility B Commitment and to make such other changes to the Credit Agreement as are set forth herein, and (ii) the New Facility B Lenders are willing to become parties to the Credit Agreement as amended by this Amendment as Facility B Lenders with Facility B Commitments in the amounts described in this Amendment, each upon the terms and subject to the conditions set forth herein.

AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Facility B Lenders and Agent hereby agree as follows:

     1.     Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2.     Sale and Assignment of Outstanding Facility B Loans. Subject to the satisfaction of the conditions set forth in paragraph 5 below, on the Effective Date Agent shall calculate the Proportionate Share of each Facility B Lender in each Outstanding Facility B Loan. Based upon such calculation, the Facility B Lenders shall sell and assign or purchase and assume (as applicable) from each other such shares in the Outstanding Facility B Loans as Agent determines is necessary to cause each Facility B Lender to hold Outstanding Facility B Loans in an amount equal to such Facility B Lender’s Proportionate Share of such Outstanding Facility B Loan Borrowings. On and after the Effective Date, each Facility B Lender shall have a Facility B Commitment in an amount set forth opposite its name on Part A of Schedule I of the Credit Agreement (as amended pursuant to this Amendment) under the heading “Facility B Commitments”, with the rights, duties and obligations of such a Facility B Lender under the Credit Agreement and the other Credit Documents.

     3.     Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 5 below, the Credit Agreement is hereby amended as follows:

(a) Paragraph 1.01 is hereby amended by changing the definition of the term “Facility B Maturity Date” set forth therein to read in its entirety as follows:

“Facility B Maturity Date” shall mean March 5, 2004.

(b) Paragraph 1.01 is hereby further amended by changing the definition of the term “Total Facility B Commitment” set forth therein to read in its entirety as follows:

“Total Facility B Commitment” shall mean, at any time, the sum at such time of Facility B Lenders’ Facility B Commitments. The Total Facility B Commitment on the date of this Agreement is $133,333,333.33, and the Total Facility B Commitment on March 7, 2003 is $173,333,333.33.

(c) The first and third columns of Part A of Schedule I which sets forth the name of each Facility B Lender and the Facility B Commitment of each Facility B Lender is hereby amended to read in its entirety as set forth on Attachment A hereto (and to the extent such Facility B Lender does not also hold a Facility A Commitment, Part A of Schedule I will also be amended to reflect as such).

(d) Part B of Schedule I which sets for the address for notices for all of the Lenders (including the Facility B Lenders) is hereby amended by the deleting certain notice information as applicable, and by adding the notice information with respect to the New Facility B Lenders to read in its entirety as set forth on Attachment B hereto.

(e) The portion of the Pricing Grid with the heading “Facility B” set forth on Schedule II is hereby amended to read in its entirety as set forth on Attachment C hereto.

     4.     Representations and Warranties. Borrower hereby represents and warrants to Agent and the Facility B Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 3 above, the following will be true and correct on the Effective Date:

(a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except for representations and warranties expressly made as of a specified date, which are true and correct in all material respects as of such date);

(b) No Default has occurred and is continuing; and

(c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term “Credit Documents,” Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

     5.     Effective Date. The sale, assignment, purchase and assumption (as applicable) of the Outstanding Facility B Loans referenced in paragraph 2 above and the amendments effected by paragraph 3 above shall become effective on March 7, 2003 (the “Effective Date”), subject to receipt by the Facility B Lenders and Agent, as applicable, on or prior to the Effective Date of the following, each in form and substance satisfactory to the Lenders, Agent and their respective counsel, as applicable:

(a) This Amendment duly executed by Borrower, each Facility B Lender and Agent;

(b) Such Notes as the Facility B Lenders shall request reflecting such Facility B Lender’s Commitment, each duly executed by Borrower;

(c) A letter in the form of Attachment D hereto appropriately completed and duly executed by each Guarantor;

(d) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that (i) the Memorandum and Articles of Association of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby, including without limitation, the extension of the Facility B Maturity Date and the increase of the Total Facility B Commitment;

(e) Evidence satisfactory to Agent that the First Amendment to the FIUI Credit Agreement to be dated as of the date hereof shall have been duly executed by the parties thereto and that such amendment shall also become effective on the Effective Date;

(f) A favorable written opinion from Fenwick & West, California counsel for Borrower, dated the Effective Date, addressed to Agent for the benefit of Agent and the Facility B Lenders, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent;

(g) A favorable written opinion from Allen & Gledhill, Singapore counsel for Borrower, dated the Effective Date, addressed to Agent for the benefit of Agent and the Facility B Lenders, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent;

(h) Receipt by Agent on behalf of the Facility B Lenders from Borrower of a non-refundable amendment fee in the amount of $433,333.33, to be shared among the Facility B Lenders pro rata based upon each such Facility B Lender’s Proportionate Share of the Total Facility B Commitment;

(i) Receipt by Agent for its own account from Borrower of the arrangement fee referenced in the certain letter agreement dated as of January 16, 2003, between Agent and Borrower; and

(j) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     6.     Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

7.	Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

(b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

[The Signature Pages Follow]

     IN WITNESS WHEREOF, Borrower, Agent and the Facility B Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWER:	FLEXTRONICS INTERNATIONAL LTD.

By:

Name:
Title:

AGENT:	ABN AMRO BANK N.V.,
As Agent

By:

Name:
Title:

By:

Name:
Title:

FACILITY B LENDERS:	ABN AMRO BANK N.V.

By:

Name:
Title:

By:

Name:
Title:

AIB INTERNATIONAL FINANCE

By:

Name:
Title:

By:

Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
(formerly Bankers Trust Company)

By:

Name:
Title:

By:

Name:
Title:

BANK OF AMERICA, N.A.

By:

Name:
Title:

By:

Name:
Title:

BEAR STEARNS CORPORATE LENDING INC.

By:

Name:
Title:

By:

Name:
Title:

BNP PARIBAS

By:

Name:
Title:

By:

Name:
Title:

CITICORP USA, INC.

By:

Name:
Title:

By:

Name:
Title:

COMERICA BANK

By:

Name:
Title:

By:

Name:
Title:

CREDIT SUISSE FIRST BOSTON

By:

Name:
Title:

By:

Name:
Title:

DANSKE BANK A/S

By:

Name:
Title:

By:

Name:
Title:

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

By:

Name:
Title:

By:

Name:
Title:

FLEET NATIONAL BANK

By:

Name:
Title:

By:

Name:
Title:

MIZUHO CORPORATE BANK, LIMITED

By:

Name:
Title:

By:

Name:
Title:

KEY CORPORATE CAPITAL, INC.

By:

Name:
Title:

By:

Name:
Title:

LEHMAN COMMERCIAL PAPER INC.

By:

Name:
Title:

By:

Name:
Title:

ROYAL BANK OF CANADA

By:

Name:
Title:

By:

Name:
Title:

SKANDINAVISKA ENSKILDA BANKEN AB (publ)

By:

Name:
Title:

By:

Name:
Title:

THE BANK OF NOVA SCOTIA

By:

Name:
Title:

By:

Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By:

Name:
Title:

By:

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:
Title:

By:

Name:
Title:

ATTACHMENT A

SCHEDULE I

FACILITY B LENDER’S COMMITMENTS

FACILITY B
LENDER	COMMITMENT

ABN AMRO Bank N.V	$15,208,333.33
AIB International Finance	$2,500,000.00
Deutsche Bank Trust Company Americas	$14,000,000.00
Bank of America, N.A	$14,000,000.00
Bear Stearns Corporate Lending Inc.	$4,166,666.67
BNP Paribas	$6,750,000.00
Citicorp USA, Inc.	$14,000,000.00
Comerica Bank	$1,666,666.67
Credit Suisse First Boston	$8,333,333.33
Danske Bank A/S	$4,166,666.67
Fleet National Bank	$15,208,333.33
Mizuho Corporate Bank, Limited	$4,166,666.67
U.S. Bank National Association	$4,166,666.67

FACILITY B
LENDER	COMMITMENT

Lehman Commercial Paper Inc.	$4,166,666.67
Skandinaviska Enskilda Banken AB (publ)	$4,166,666.67
The Bank of Nova Scotia	$12,500,000.00
Union Bank of California, N.A	$4,166,666.67
Erste Bank der oesterreichischen Sparkassen AG	$12,500,000.00
Key Corporate Capital, Inc.	$13,500,000.00
Royal Bank of Canada	$14,000,000.00

ATTACHMENT B

PART B - ADDRESSES FOR NOTICES, ETC.

ABN AMRO BANK N.V.

Domestic Lending Office:

ABN AMRO Bank N.V. 208 South LaSalle Street Suite 1500 Chicago, IL 60604

Eurodollar Lending Office:

ABN AMRO Bank N.V. 208 South LaSalle Street Suite 1500 Chicago, IL 60604

Address for Notices:

ABN AMRO Bank N.V. 101 California Street, 43rd Floor San Francisco, CA 94111 Attn: Peter Hsu Tel. No: (415) 984-3734 Fax No: (415) 362-3524

ABN AMRO Bank N.V. Agency Services 208 South LaSalle Street, Suite 1500 Chicago, IL 60604-1003 Attn: Joycelyn G. Gay Tel. No: (312) 992-5094 Fax. No: (312) 601-3610

With a copy of all documentation to:

ABN AMRO Bank N.V. 208 South LaSalle Street, Suite 1500 Chicago, IL 60604-1003 Attn: Tom Thiakos Tel. No: (312) 992-5119 Fax. No: (312) 992-5111

Wiring Instructions:

ABN AMRO Bank N.V. New York, New York ABA: 026009580 F/O ABN AMRO Bank , N.V., Chicago Branch CPU Account No.: 650001178941 Reference: Agency Services 00433489 Flextronics Intl. USA Inc.

AIB INTERNATIONAL FINANCE

Domestic and Eurodollar Lending Office:

AIB International Finance International Corporate Banking AIB Bankcentre Ballsbridge, Dublin 4

Address for Notices of Borrowing and Notices of Interest Period Selection:

AIB International Finance Business Support, AIB Bankcentre Ballsbridge, Dublin 4 Attn: Ian Finnegan Tel. No.: (353) 1-6412297 Fax No.: (353) 1-6603529

Address for all other notices: (Credit Matters)

AIB International Finance AIB International Centre IFSC, Dublin 1 Attn: Eimear Creaven/Patrick Lynam Tel. No.: (353) 1-6412279 Fax No.: (353) 1-6603529

Wiring Instructions:

Chase Manhattan Bank, New York ABA No.: 021000021 Swift: CHASUS33 Account No.: 001-1-907599 Account Name: AIB Dublin Reference: Flextronics International USA, Inc. Attn: Ian Finnegan

DEUTSCHE BANK TRUST COMPANY AMERICAS

Domestic and Eurodollar Lending Office:

Deutsche Bank Trust Company Americas 31 W. 52nd Street New York, NY 10019

Address for Notices of Borrowing and Notices of Interest Period Selection:

Deutsche Bank Trust Company Americas 90 Hudson Street, 5th Floor Jersey City, NJ 07302 Attn: Bilal Aman Tel. No.: (201) 593-2173 Fax No.: (201) 593-2310

Address for all other notices: (Credit Matters)

Deutsche Bank Trust Company Americas 31 W. 52nd Street New York, NY 10019 Attn: Alex Bici Tel. No.: (646) 324-2199 Fax No.: (646) 324-7456

Wiring Instructions:

Deutsche Bank Trust Company Americas
New York, NY
RT/ABA No.: 021001033
For further credit to: Deutsche Bank, AG New York
Account No.: 99401268
Reference: Flextronics International USA, Inc.
Attn: Bilal Aman

BANK OF AMERICA, N.A.

Domestic and Eurodollar Lending Office:

Bank of America, N.A. 1850 Gateway Blvd. Concord, CA 94520

Address for Notices of Borrowing, Notices of Interest Period Selection and Notices of Term Loan Conversion:

Bank of America, N.A. Mail Code CA4-706-05-11 1850 Gateway Blvd. Concord, CA 94520 Attn: Noreen Lee Tel. No.: (925) 675-8247 Fax No.: (888) 969-9160

Address for all other notices: (Credit Matters)

Bank of America, N.A.
Portfolio Management – Technology 3697
555 California Street, 12th Floor
Mail Code CA5-705-12-08
San Francisco, CA 94104
Attn: James P. Johnson, Managing Director
Tel. No.: (415) 622-6177
Fax No.: (415) 622-4057

Wiring Instructions:

Bank of America, N.A., Concord, CA ABA No.: 111000012 For further credit to Account No.: 3750836479 Reference: Flextronics Attn: SBW004 Credit Services

BEAR STEARNS CORPORATE LENDING INC

Domestic and Eurodollar Lending Office:

Bear Stearns & Co. Inc. 245 Park Avenue, 4th Floor New York, NY 10167

Address for Notices of Borrowing and Notices of Interest Period Selection:

Bear Stearns & Co. Inc. 245 Park Avenue, 4th Floor New York, NY 10167 Attn: Ms. Gloria Dombrowski Tel. No.: (212) 272-6043 Fax No.: (212) 272-4844

Address for all other notices: (Credit Matters)

Bear Stearns & Co. Inc. 245 Park Avenue, 4th Floor New York, NY 10167 Attn: Victor F. Bulzacchelli Tel. No.: (212) 272-3042 Fax No.: (212) 272-9184

Copy of documents to:

Bear Stearns & Co. Inc. 245 Park Avenue, 4th Floor New York, NY 10167 Attn: Kevin Cullen Tel. No.: (212) 272-5742 Fax No.: (212) 272-9184

Wiring Instructions:

Citibank, N.A.
ABA No.: 0210-00089
Account No.: 0925-3186
Favor of: Bear Stearns Securities, Corp.
Further Credit to Account No.: 096-00220-28
Reference: Flextronics International USA, Inc.
Attn: Steve Resnick

BNP PARIBAS

Domestic and Eurodollar Lending Office:

BNP Paribas 180 Montgomery Street San Francisco, CA 94104

Address for Notices of Borrowing, Notices of Interest Period Selection and Notices of Term Loan Conversion:

BNP Paribas 180 Montgomery Street San Francisco, CA 94104 Attn: Don Hart, Vice President - Treasury Tel. No.: (415) 956-2511 Fax No.: (415) 989-9041 Swift: BNPAUS6S

Address for all other notices:

BNP Paribas, Los Angeles Branch
725 South Figueroa Street, Suite 2090
Los Angeles, CA 90017
Attn: Robert Mimaki, Vice President – Corporate Banking High Technology Group
Tel. No.: (213) 688-6419
Fax No.: (213) 488-9602

With a copy to:

BNP Paribas 180 Montgomery Street San Francisco, CA 94104 Attn: Nancy Mak, Vice President – Loan Operations Tel. No.: (415) 956-0707 Fax No.: (415) 956-4230 Telex: 278900 BNPS UR

Wiring Instructions:

The Federal Reserve Bank of New York
ABA No.: 026007689 BNP Paribas
/BNF/ BNP PARIBAS SAN FRANCISCO
/ACA/ 14334000176
For further credit to BNP Paribas Los Angeles
/RFB/ Principal Payment (or Commitment Fee, Interest Payment, etc.)

/OBI/ By order: Flextronics International USA. Inc. Attn: Jenny Seow

CITICORP USA, INC.

Domestic and Eurodollar Lending Office:

Citicorp USA, Inc. One Sansome Street, 25th Floor San Francisco, CA 94104

Address for Notices of Borrowing, Notices of Interest Period Selection and Notices of Term Loan Conversion:

Citicorp USA, Inc. 2 Penn’s Way, Suite 200 New Castle, Delaware 19720 Attn: Karen Riley Tel. No.: (302) 894-6084 Fax No.: (302) 894-6120

Address for all other notices (Credit Matters):

Citicorp USA, Inc. One Sansome Street, 25th Floor San Francisco, CA 94104 Attn: Avram Spiegel Tel. No.: (415) 627-6358 Fax No.: (415) 632-0307

Wiring Instructions:

Citibank N.A. New York, New York ABA No.: 021-000-089 For further credit to: Technology Account No.: 40580062 Reference: Flextronics International USA, Inc. Attn: Karen Riley

COMERICA BANK

Domestic and Eurodollar Lending Office:

Comerica Bank One Detroit Center Detroit, Michigan

Address for Notices of Borrowing, Notices of Interest Period Selection and Notices of Term Loan Conversion:

Comerica Bank International Finance Department 333 W. Santa Clara Street San Jose, CA 95113 Attn: Christina Hwang Tel. No.: (408) 556-5221 Fax No.: (408) 556-5232

Address for all other notices:

Comerica Bank International Finance Department 333 W. Santa Clara Street San Jose, CA 95113 Attn: Devin Scattini Tel. No.: (408) 556-5120 Fax No.: (408) 556-5232

Wiring Instructions:

Comerica Bank One Detroit Center 500 Woodward Avenue Detroit, Michigan RT/ABA No.: 072000096 Account number: 02-21585-90010 Reference: Flextronics International USA, Inc. Attn: Ms. Nicole Maguire

CREDIT SUISSE FIRST BOSTON

Domestic and Eurodollar Lending Office:

Credit Suisse First Boston, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010

Address for Notices of Borrowing and Notices of Interest Period Selection:

Credit Suisse First Boston Eleven Madison Avenue New York, NY 10010 Attn: Ed Markowski / Nirmala Durgana Tel. No.: (212) 538-3380 / 3525 Fax No.: (212) 538-3477 / 561-8926

Address for all other notices: (Credit Matters)

Credit Suisse First Boston Eleven Madison Avenue New York, NY 10010 Attn: Robert Hetu / Mark Heron Tel. No.: (212) 325-4542 / 9933 Fax No.: (212) 325-8309 / 8319

Wiring Instructions:

The Bank of New York, New York, NY ABA No.: 021000018 Account No.: 890-0329-262 Account Name: CSFB NY Loan Clearing Reference: Flextronics International USA, Inc.

DANSKE BANK A/S

Domestic and Eurodollar Lending Office:

Danske Bank A/S, Cayman Islands Branch 299 Park Avenue, 14th Floor New York, NY 10171-1499

Address for Notices of Borrowing, Notices of Interest Period Selection and Notices of Term Loan Conversion:

Danske Bank A/S 299 Park Avenue, 14th Floor New York, NY 10171-1499 Attn: Loan Administration Tel. No.: (212) 984-8462 Fax No.: (212) 984-9570

Address for all business/credit matters:

Danske Bank A/S 299 Park Avenue, 14th Floor New York, NY 10171-1499 Attn: Michael K. Crawford – Vice President Tel. No.: (212) 984-8455 Fax No.: (212) 984-9567

Address for documentation matters:

Danske Bank A/S 299 Park Avenue, 14th Floor New York, NY 10171-1499 Attn: George B. Wendell – Vice President Tel. No.: (212) 984-8431 Fax No.: (212) 984-9566

Wiring Instructions:

Danske Bank A/S New York, NY 10171 ABA No.: 026003719 (Danske Bank, New York Branch) For: Loan Administration Reference: Flextronics International USA, Inc.

FLEET NATIONAL BANK

Domestic and Eurodollar Lending Office:

Fleet National Bank 100 Federal Street Boston, MA 02110

Address for Notices of Borrowing, Notices of Interest Period Selection and Notices of Term Loan Conversion:

Fleet National Bank 100 Federal Street, 9th Floor Boston, MA 02110 Attn: Angela Moore, Loan Administrator Tel. No.: (617) 434-5059 Fax No.: (617) 434-1709

Address for all other notices:

Fleet National Bank 435 Tasso Street, Suite 250 Palo Alto, CA 94301 Attn: Lee A. Merkle-Raymond or Gregory Roux Tel. No.: (650) 470-4130/4180 Fax No.: (650) 853-1425

Wiring Instructions:

Fleet National Bank Boston, MA ABA No.: 011-000-138 For further credit to: Credit Services Account No.: 1510351-66156 Reference: Flextronics International USA, Inc.

MIZUHO CORPORATE BANK, LIMITED

Domestic and Eurodollar Lending Office:

Mizuho Corporate Bank, Limited 350 South Grand Avenue, Suite 1500 Los Angeles, CA 90071

Address for Notices of Borrowing and Notices of Interest Period Selection:

Mizuho Corporate Bank, Limited 95 Christopher Columbus Drive, 16th Floor Jersey City, NJ 07302 Attn: Teri Smith Tel. No.: (201) 432-1980 Fax No.: (201) 432-6805

Address for all other notices: (Credit Matters)

Mizuho Corporate Bank, Limited 350 South Grand Avenue, Suite 1500 Los Angeles, CA 90071 Attn: Mano Mylvaganam, Vice President Tel. No.: (213) 253-4130 Fax No.: (213) 253-4175

Wiring Instructions:

Mizuho Corporate Bank, Limited, New York, NY ABA No.: 026009700 For further credit to: Loan Admin Dept - LA Account No.: 5204-001-515066 Reference: Flextronics International USA, Inc. Attn: Teri Smith

U.S. BANK NATIONAL ASSOCIATION

Domestic Lending Office:

U.S. Bank National Association 555 S. W. Oak Street, Suite 400 Mail Code: PD-OR-P4CB Portland, OR 97204

Eurodollar Lending Office:

U.S. Bank National Association 555 S. W. Oak Street, Suite 400 Mail Code: PD-OR-P4CB Portland, OR 97204

Address for Notices:

U.S. Bank National Association 555 S. W. Oak Street, Suite 400 Mail Code: PD-OR-P4CB Portland, OR 97204 Attn: Janet E. Jordan Tel. No: (503) 275-5871 Fax No: (503) 275-5428

With a copy of all documentation to:

U.S. Bank National Association 555 S. W. Oak Street, Suite 400 Mail Code: PD-OR-P7LN Portland, OR 97204 Attn: Lennie Regalado Tel. No: (503) 275-4560 Fax. No: (503) 275-4600

Wiring Instructions:

U.S. Bank National Association Portland, Oregon, USA ABA No.: 123000220 Account No.: 00340012160600 Account Name: Commercial Loan Servicing West Attn: Lennie Regalado Reference: Flextronics

LEHMAN COMMERCIAL PAPER INC.

Domestic and Eurodollar Lending Office:

Lehman Commercial Paper Inc. 745 7th Street, 16th Floor New York, NY 10019

Address for Notices of Borrowing and Notices of Interest Period Selection:

Lehman Commercial Paper Inc. 745 7th Street, 16th Floor New York, NY 10019 Attn: Rich Bloom Tel. No.: (212) 526-6560 Fax No.: (212) 526-6653

Address for all other notices: (Credit Matters)

Lehman Commercial Paper Inc. 745 7th Street, 19th Floor New York, NY 10019 Attn: G. Robert Berzins Tel. No.: (212) 526-3712 Fax No.: (212) 758-1906

Wiring Instructions:

Citibank, N.A., New York, NY ABA No.: 021000089 Account No.: 30434133 Account Name: LCPI Bank Loans Reference: Flextronics International USA, Inc.

SKANDINAVISKA ENSKILDA BANKEN AB (publ)

Domestic and Eurodollar Lending Office:

Skandinaviska Enskilda Banken AB (publ) Kungsträdgårdsgatan 8 106 40 Stockholm, Sweden

Address for Notices of Borrowing and Notices of Interest Period Selection:

Skandinaviska Enskilda Banken AB (publ) Karlavägen 108 106 40 Stockholm, Sweden Attn: Christine Pearson / Peter Bergengren Tel. No.: 46 8 7638642 / 46 8 7638586 Fax No.: 46 8 6110384

Address for all other notices: (Credit Matters)

Skandinaviska Enskilda Banken AB (publ) 2 Cannon Street London EC4M 6XX, United Kingdom Attn: Johan Sonander, Debt Capital Markets Tel. No.: 44 20 7246 4177 Fax No.: 44 20 7236 4178

With a copy to:

Skandinaviska Enskilda Banken AB (publ) Östergatan 39 205 20 Malmö, Sweden Attn: Max Lundberg, SEB Client Relationship Management Tel. No.: (46) 40-6676088 Fax No.: (46) 40-305-480

Wiring Instructions:

Bank of New York, New York, NY ABA No.: 021000018 Account No.: 890 0443871 Swift Code: IRVTUS3N Reference: Flextronics International Ltd.

THE BANK OF NOVA SCOTIA

Domestic and Eurodollar Lending Office:

The Bank of Nova Scotia Atlanta Agency 600 Peachtree Street, N.E., Suite 2700 Atlanta, GA 30308

Address for Notices of Borrowing, Notices of Interest Period Selection and Notices of Term Loan Conversion:

The Bank of Nova Scotia Atlanta Agency 600 Peachtree Street, N.E., Suite 2700 Atlanta, GA 30308 Attn: Lily Hsie Tel. No.: (404) 877-1523 Fax No.: (404) 888-8998

Address for all other notices:

The Bank of Nova Scotia San Francisco Agency 580 California Street, Suite 2100 San Francisco, CA 94104 Attn: Christopher Osborn Tel. No.: (415) 986-1100 Fax No.: (415) 397-0791

Wiring Instructions:

The Federal Reserve Bank of New York
New York, New York
ABA No.: 026-002-532
Account Name: The Bank of Nova Scotia, 1 Liberty Plaza, New York, New York 10006
For further account of: BNS San Francisco Agency Loan Servicing Account
Account No.: 0610135
Reference: Flextronics International USA, Inc.

UNION BANK OF CALIFORNIA, N.A.

Domestic and Eurodollar Lending Office:

Union Bank of California, N.A. 99 Almaden Boulevard, Suite 200 San Jose, CA 95113

Address for Notices of Borrowing and Notices of Interest Period Selection:

Union Bank of California, N.A. 601 Potrero Grande Drive Monterey Park, CA 91754 Attn: Shirley Davis, Commercial Loan Service Officer Tel. No.: (323) 7202870 Fax No.: (323) 724-6198

Address for all other notices: (Credit Matters)

Union Bank of California, N.A. 99 Almaden Boulevard, Suite 200 San Jose, CA 95113 Attn: Sarabelle Hitchner, Vice President Tel. No.: (408) 279-7208 Fax No.: (408) 280-7163

Wiring Instructions:

Union Bank of California, N.A. ABA No.: 122000496 Account No.: Wire Clearing Account 77070196431 Reference: Flextronics International USA, Inc. Attn: Commercial Loan Operations

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

Domestic Lending Office:

Erste Bank der oesterreichischen Sparkassen AG Graben 21 1010 Wein, Austria

Eurodollar Lending Office:

Erste Bank der oesterreichischen Sparkassen AG Graben 21 1010 Wein, Austria

Address for Notices:

Credit Issues:

Erste Bank der oesterreichischen Sparkassen AG Graben 21 1010 Wein, Austria Attn: Stefan Lichtanecker Tel. No: 43-5-0100-12516 Fax No: 43-5-0100-912516

Operations Issues:

Erste Bank der oesterreichischen Sparkassen AG Graben 21 1010 Wein, Austria Attn: Andreas Bardon Tel. No: 43-5-0100-13946 Fax No: 43-5-0100-913946

Wiring Instructions:

J.P. Morgan Chase Bank
Box 2041, New York, NY 10081
For Further Credit To: Erste Bank der oesterreichischen Sparkassen AG
Account No.: 40341805675
Account Name: J.P. Morgan Chase Bank
Attn: Andreas Bardon
Reference: Flextronics 364-Day R/C Facility

KEY CORPORATE CAPITAL, INC.

Domestic Lending Office:

Key Corporate Capital, Inc. 3 Embarcadero Center, Suite 2900 San Francisco, CA 94111

Eurodollar Lending Office:

Key Corporate Capital, Inc. 3 Embarcadero Center, Suite 2900 San Francisco, CA 94111

Address for Notices:

Key Corporate Capital, Inc. 601 108th Avenue N.E., 5th Floor Bellevue, WA 98004 Attn: Robert W. Boswell Tel. No: (425) 709-4580 Fax No: (415) 709-4565

With a copy of all documentation to:

Key Corporate Capital, Inc. 531 E. Parkcenter Blvd. Boise, ID 83705 Attn: Specialty Services Team Tel. No: (800) 297-5518 Fax. No: (800) 297-5495

Wiring Instructions:

Key Corporate Capital, Inc. Seattle, WA ABA No.: 125000574 Account No.: 3072 Account Name: Western Loan Ops Attn: Specialty Services Team Reference: Flextronics

ROYAL BANK OF CANADA

Domestic Lending Office:

Royal Bank of Canada New York Branch One Liberty Plaza New York, New York 10006-1404

Eurodollar Lending Office:

Royal Bank of Canada New York Branch One Liberty Plaza New York, New York 10006-1404

Address for Notices:

Royal Bank of Canada New York Branch One Liberty Plaza, 3rd Floor New York, New York 10006-1404 Attn: Manager, Loans Administration Tel. No.: (212) 428-6322 Fax No.: (212) 428-2372

with a copy to:

Royal Bank of Canada One Liberty Plaza, 3rd Floor New York, New York 10006-1404 Attn: S. Babich/ S. Kaicher Tel. No.: (212) 428-6319/ (212) 428-6324 Fax No.: (212) 428-6460/ (212) 428-2319

Wiring Instructions:

Royal Bank of Canada
New York Branch
Attention: Loans Administration
JPMorgan Chase Bank, New York
ABA # 021000021
Account of Royal Bank of Canada, New York
Account No.: 920-1-033363 for further credit to account no. 218-599-9
Ref: Flextronics

ATTACHMENT B

SCHEDULE II

PRICING GRID

FACILITY B

			APPLICABLE	APPLICABLE
			MARGIN	MARGIN
			FOR	FOR
			LIBOR RATE	LIBOR RATE
			BORROWINGS	BORROWINGS
			WHEN	WHEN
		APPLICABLE	COMBINED	COMBINED
FIL’S		MARGIN	TOTAL	TOTAL
SENIOR		FOR	COMMITMENT	COMMITMENT	COMMITMENT
DEBT	PRICING	BASE RATE	USAGE	USAGE	FEE
RATING	LEVEL	BORROWINGS	IS ≤ 33%	IS > 33%	PERCENTAGE

≥ BBB / Baa2	1	0%	1.125%	1.250%	0.150%
BBB- / Baa3	2	0%	1.375%	1.500%	0.200%
BB+ / Ba1	3	0%	1.500%	1.750%	0.250%
BB / Ba2	4	0%	1.750%	2.000%	0.350%
≤ BB- / Ba3	5	0%	2.000%	2.500%	0.500%

GUARANTOR CONSENT LETTER

March 7, 2003

TO:    ABN AMRO BANK, N.V.,

          As Agent for the Lenders under the Credit Agreement referred to below

          1.     Reference is made to the following:

(a) The Credit Agreement dated as of March 8, 2002 (the “Credit Agreement”) among Flextronics International Ltd. (“Borrower”), the financial institutions which are from time to time parties thereto (the “Lenders”), and ABN AMRO Bank, as agent for the Lenders (“Agent”);

(b) The Guaranty dated as of March 8, 2002 (the “Guaranty”) executed by each of the undersigned (each a “Guarantor,” and collectively, the “Guarantors”) in favor of the Lenders and Agent; and

(c) The First Amendment to Credit Agreement dated as of March 7, 2003 (the “First Amendment”) among Borrower, the Facility B Lenders and Agent.

          2.     Each Guarantor hereby consents to the First Amendment including without limitation the extension of the Facility B Maturity Date from March 7, 2003 to March 5, 2004. Each Guarantor expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Lenders or Agent under the Guaranty.

          3.     From and after the date hereof, the term “Credit Agreement” as used in the Guaranty shall mean the Credit Agreement, as amended by the First Amendment.

          4.     The Guarantors’ consent to the First Amendment shall not be construed (i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of the Guarantors in connection with any future amendment of the Credit Agreement or any other Credit Document.

          5.     Each Guarantor represents and warrants to Agent that (i) the corporate documents and resolutions (such items, the “Guarantor Deliverables”) of such Guarantor are in the form delivered to Agent on the Closing Date and (ii) such Guarantor’s Guarantor Deliverables are in full force and effect and have not been amended, supplemented, revoked or repealed since such date.

          IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

FLEXTRONICS INTERNATIONAL USA, INC.

By:	Name:
Title:

FLEXTRONICS HOLDING USA, INC.

By:	Name:
Title:

FLEXTRONICS INTERNATIONAL LATIN AMERICA (L) LTD.

By:	Name:
Title:

FLEX INTERNATIONAL MARKETING (L) LTD.

By:	Name:
Title:

FLEXTRONICS MANUFACTURING MEXICO, S.A. DE C.V.

By:	Name:
Title:

FLEXTRONICS INTERNATIONAL SINGAPORE PTE LTD.

By:	Name:
Title:

FLEXTRONICS HOLDINGS (UK) LIMITED

By:	Name:
Title:

MULTILAYER TECHNOLOGY, INC.

By:	Name:
Title:

FLEXTRONICS USA, INC.

By:	Name:
Title:

FLEXTRONICS ENCLOSURES, INC.

By:	Name:
Title:

FLEXTRONICS DISTRIBUTION, INC.

By:	Name:
Title:

FLEXTRONICS TECHNOLOGY (SHAH ALAM) SDN BDH

By:	Name:
Title:

FLEXTRONICS MANUFACTURING FRANCE SNC

By:	Name:
Title:

FLX CYPRUS LIMITED

By:	Name:
Title:

IEC HOLDINGS LTD.

By:	Name:
Title:

FLEXTRONICS (MAYALSIA) SDN BDH

By:	Name:
Title: